EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Oncthera, Inc. (the "Company") for the period ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Alan Bowen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

            1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                        /s/ Alan Bowen
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                                        Alan Bowen
                                        Chief Financial Officer
                                        January 19, 2004